THE CONTINENTAL CORPORATION
                                           180 Maiden Lane
                                      New York, New York 10038



                                                           October 6, 1993




Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Broad Street Investment Fund I, L.P.
85 Broad Street
New York, New York 10004

Stone Street Fund 1986
85 Broad Street
New York, New York 10004

Stone Street Fund 1987
85 Broad Street
New York, New York 10004

Bridge Street Fund 1986
85 Broad Street
New York, New York 10004

Bridge Street Fund 1987
85 Broad Street
New York, New York 10004

Dear Sirs:

                 In connection with the Stock Purchase Agreement, dated
July 28, 1993 (the "Agreement"), among The Continental Corporation ("Continental") and Goldman, Sachs & Co. and certain funds which Goldman, Sachs & Co. either control or of which they are general partner (collectively, the "Selling Stockholders"), this is to confirm our agreement that, notwithstanding the Agreement, payment for the shares to be sold by each Selling Stockholder under the Agreement shall, subject to the terms and conditions thereof, be made by certified or official bank check or checks, payable to the order of such Selling Stockholder in immediately available funds.

If the foregoing is in accordance with your understanding, please sign where indicated below.

                                               Very truly yours,

                                               THE CONTINENTAL CORPORATION


                                               By:  /s/William F. Gleason
						    Senior Vice President
                                                    General Counsel and
						    Secretary
Accepted as of the date hereof:

GLDMAN, SACHS & CO.                           BROAD STREET INVESTMENT
                                              FUND I, L.P.
                                              By: Goldman, Sachs & Co.,
By: /s/Richard A. Friedman                        General Partner
    General Partner

                                               By:  /s/Richard A. Friedman
                                                    Partner

STONE STREET FUND 1986                         BRIDGE STREET FUND 1986
By: Stone Street Advisors Corp.,               By: Stone Street Advisors Corp.,
    General Partner                            Managing General Partner


By:  /s/Carla Skodinski                        By:  /s/Carla Skodinski
    Vice President                                  Vice President

STONE STREET FUND 1987                         BRIDGE STREET FUND 1987
By: Stone Street Capital Corp.,                By: Stone Street Capital Corp.,
    General Partner                                Managing General Partner

By:  /s/Carla Skodinski                        By:  /s/Carla Skodinski
     Vice President                                 Vice President